SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

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Diversified Investors Portfolios – Core Bond Portfolio

(Name of Registrant as Specified In Its Charter)

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TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY, INC.

Four Manhattanville Road

Purchase, New York 10577

December 13, 2006

Dear Contract Holder:

We are sending the enclosed information statement to contract holders of Group Variable Annuity Contracts issued by Transamerica Financial Life Insurance Company, Inc. with unit interests in the Core Bond Subaccount of The Diversified Investors Variable Funds. The enclosed information statement describes BlackRock Financial Management, Inc. (the “Subadviser”), subadviser for the Core Bond Portfolio (the “Portfolio”). On September 29, 2006, BlackRock, Inc., the owner of 100% of the beneficial interest in the Portfolio’s subadviser at that time, BlackRock Advisors, Inc., acquired Merrill Lynch Investment Managers in exchange for giving Merrill Lynch & Co., Inc. a 49.8% interest in the combined company, which will operate as BlackRock, Inc. This transaction constituted an “assignment” (within the meaning of the Investment Company Act of 1940) which resulted in the termination of the subadvisory agreement with BlackRock Advisors, Inc. As part of the transaction, BlackRock Advisors, Inc. transferred a number of its sub-advisory agreements to the Subadviser, including its sub-advisory agreement relating to the Portfolio. The Portfolio’s Board of Trustees met prior to the close of the transaction and approved a new subadvisory agreement with the Subadviser, which took effect upon the closing of the transaction.

The Portfolio has obtained exemptive relief from the Securities and Exchange Commission that permits the Portfolio’s Board of Trustees to approve new subadvisers and new subadvisory agreements without investor approval under certain circumstances. The enclosed information statement describes the Subadviser and the terms of the new subadvisory agreement with the Subadviser. The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Information Statement may be delivered to two or more investors who share an address, unless the Portfolio has received instructions to the contrary. Please call us at (800) 755-5803 if you have any questions.

Sincerely,

/s/ Robert F. Colby

Robert F. Colby

Secretary

DIVERSIFIED INVESTORS

CORE BOND FUND

DIVERSIFIED INSTITUTIONAL

CORE BOND FUND

Four Manhattanville Road

Purchase, New York 10577

December 13, 2006

Dear Shareholder:

The enclosed information statement describes BlackRock Financial Management, Inc. (the “Subadviser”), subadviser for the Core Bond Portfolio (the “Portfolio”), the underlying mutual fund in which all of the assets of Diversified Investors Core Bond Fund and Diversified Institutional Core Bond Fund are invested. On September 29, 2006, BlackRock, Inc., the owner of 100% of the beneficial interest in the Portfolio’s subadviser at that time, BlackRock Advisors, Inc., acquired Merrill Lynch Investment Managers in exchange for giving Merrill Lynch & Co., Inc. a 49.8% interest in the combined company, which will operate as BlackRock, Inc. This transaction constituted an “assignment” (within the meaning of the Investment Company Act of 1940) which resulted in the termination of the subadvisory agreement with BlackRock Advisors, Inc. As part of the transaction, BlackRock Advisors, Inc. transferred a number of its sub-advisory agreements to the Subadviser, including its sub-advisory agreement relating to the Portfolio. The Portfolio’s Board of Trustees met prior to the close of the transaction and approved a new subadvisory agreement with the Subadviser, which took effect upon the closing of the transaction.

The Portfolio has obtained exemptive relief from the Securities and Exchange Commission that permits the Portfolio’s Board of Trustees to approve new subadvisers and new subadvisory agreements without investor approval under certain circumstances. The enclosed information statement describes the Subadviser and the terms of the new subadvisory agreement with the Subadviser. The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Information Statement may be delivered to two or more shareholders who share an address, unless the Portfolio has received instructions to the contrary. Please call us at (800) 755-5803 if you have any questions.

Sincerely,

/s/ Robert F. Colby

Robert F. Colby

Secretary

CORE BOND PORTFOLIO

a series of Diversified Investors Portfolios

Four Manhattanville Road

Purchase, New York 10577

December 13, 2006

Dear Investor:

The enclosed information statement describes BlackRock Financial Management, Inc. (the “Subadviser”), subadviser for the Core Bond Portfolio (the “Portfolio”). On September 29, 2006, BlackRock, Inc., the owner of 100% of the beneficial interest in the Portfolio’s subadviser at that time, BlackRock Advisors, Inc., acquired Merrill Lynch Investment Managers in exchange for giving Merrill Lynch & Co., Inc. a 49.8% interest in the combined company, which will operate as BlackRock, Inc. This transaction constituted an “assignment” (within the meaning of the Investment Company Act of 1940) which resulted in the termination of the subadvisory agreement with BlackRock Advisors, Inc. As part of the transaction, BlackRock Advisors, Inc. transferred a number of its sub-advisory agreements to the Subadviser, including its sub-advisory agreement relating to the Portfolio. The Portfolio’s Board of Trustees met prior to the close of the transaction and approved a new subadvisory agreement with the Subadviser, which took effect upon the closing of the transaction.

The Portfolio has obtained exemptive relief from the Securities and Exchange Commission that permits the Portfolio’s Board of Trustees to approve new subadvisers and new subadvisory agreements without investor approval under certain circumstances. The enclosed information statement describes the Subadviser and the terms of the new subadvisory agreement with the Subadviser. The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Information Statement may be delivered to two or more investors who share an address, unless the Portfolio has received instructions to the contrary. Please call us at (800) 755-5803 if you have any questions.

Sincerely,

/s/ Robert F. Colby

Robert F. Colby

Secretary

CORE BOND PORTFOLIO

a series of Diversified Investors Portfolios

Four Manhattanville Road

Purchase, New York 10577

Telephone: (914) 697-8000

INFORMATION STATEMENT

This Information Statement is being provided to investors in the Core Bond Portfolio (referred to as the Portfolio) by the Board of Trustees of the Portfolio (referred to as the Board) in lieu of a proxy statement pursuant to the terms of an exemptive order that the Portfolio has received from the Securities and Exchange Commission (referred to as the SEC). The exemptive order permits the Portfolio’s adviser, under certain circumstances, to hire new subadvisers and to approve new subadvisory agreements with the approval of the Board, but without obtaining investor approval. Pursuant to the exemptive order, however, the Portfolio has agreed to provide certain information about new subadvisers and new subadvisory agreements to its investors. Accordingly, investors are not being asked to vote on the new subadvisory agreement, but are encouraged to review this Information Statement.

We are not asking you for a proxy, and you are requested not to send us a proxy.

The Portfolio is a series of Diversified Investors Portfolios (referred to as the Trust), which is a registered investment company organized as a New York trust under a Declaration of Trust dated as of September 1, 1993. The Portfolio was designated as a separate series of the Trust on September 1, 1993 and commenced operations on July 1, 1994. The Portfolio’s mailing address is Four Manhattanville Road, Purchase, New York 10577.

The annual report for the Portfolio for the period ended December 31, 2005 and the semi-annual report for the Portfolio for the period ended June 30, 2006, each including audited financial statements, have previously been sent to investors and are available upon request without charge by contacting Diversified Investment Advisors, Inc., Four Manhattanville Road, Purchase, New York 10577, or by calling toll-free (800) 926-0044.

This Information Statement is being mailed on or about December 13, 2006.

Background

The Portfolio is a master fund in a master/feeder mutual fund structure. Currently, eight feeder funds invest their assets in the Portfolio. The Portfolio, in turn, invests directly in securities.

Diversified Investment Advisors, Inc., a Delaware corporation (referred to as the Adviser), Four Manhattanville Road, Purchase, New York 10577, manages the assets of the Portfolio pursuant to an Investment Advisory Agreement dated as of January 3, 1994 (referred to as the Advisory Agreement). The Advisory Agreement was most recently approved by the Board, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (referred to as the 1940 Act)) of any party to such agreement (referred to as the Independent Trustees), on May 23, 2006. The Advisory Agreement was most recently submitted to a vote of investors on January 3, 1994 in connection with its initial approval. More information about the Advisory Agreement appears below under the caption “Existing Advisory Agreement.”

Subject to the terms of the Advisory Agreement, the Adviser (i) is responsible for the management of the Portfolio, (ii) selects and employs, subject to the review and approval of the Board, one or more subadvisers to make the day-to-day investment selections for the Portfolio consistent with the guidelines and directions set by the Adviser and the Board, and (iii) reviews the subadvisers’ continued performance. The Adviser may terminate the services of any subadviser at any time.

BlackRock Advisors, Inc. (referred to as BlackRock Advisors), a Delaware corporation, became subadviser for the Portfolio on December 3, 2001. On September 29, 2006, BlackRock, Inc. (referred to as BlackRock), the owner of 100% of the beneficial interest in the Portfolio’s subadviser at that time, BlackRock Advisors, acquired Merrill Lynch Investment Managers (referred to as MLIM) in exchange for giving Merrill Lynch & Co., Inc. (referred to as Merrill Lynch) a 49.8% interest in the combined company. This transaction constituted an “assignment” (within the meaning of the Investment Company Act of 1940) which resulted in the termination of the subadvisory agreement with BlackRock Advisors (referred to as the Original Subadvisory Agreement). As part of the transaction, BlackRock Advisors transferred a number of its sub-advisory agreements to BlackRock Financial Management, Inc. (referred to as BlackRock Financial Management), including the Original Subadvisory Agreement. The Board met prior to the close of the transaction and approved a new subadvisory agreement with BlackRock Financial Management (referred to as the New Subadvisory Agreement), which took effect upon the closing of the transaction.

Existing Advisory Agreement

As noted above, the Adviser manages the assets of the Portfolio pursuant to an Advisory Agreement. The Advisory Agreement is dated as of January 3, 1994 and continues in effect from year to year, subject to approval annually in accordance with the 1940 Act. The Advisory Agreement may be terminated at any time without the payment of any penalty by the Board or by the vote of a “majority of the outstanding voting securities” of the Portfolio on 60 days’ advance written notice to the Adviser. The Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Under the terms of the Advisory Agreement, the Adviser formulates and provides an investment program for the Portfolio on a continuous basis, subject to the provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, and to the investment objectives, policies, procedures and restrictions contained in the Portfolio’s then current Registration Statement under the 1940 Act. The Adviser also provides the Board with performance and other information, along with such other reports and data as are requested by the Board from time to time.

The Adviser also provides administrative services pursuant to the Advisory Agreement. The administrative services that the Adviser may provide include making available office space, equipment and clerical personnel necessary for maintaining the Portfolio, negotiating contracts with and supervising the performance of the Portfolio’s transfer agent, custodian and other agents and service providers, preparing and filing with the SEC documents such as Registration Statements, and maintaining the Portfolio’s books and records.

The Advisory Agreement provides that the Adviser is not liable for any mistake in judgment or in any other circumstance in carrying out the terms and provisions of the Advisory Agreement, except that the Adviser is liable for any liability arising out of willful malfeasance, bad faith or gross negligence in the performance of its duties under the Advisory Agreement or by reason of its reckless disregard of its duties under the Advisory Agreement.

The Advisory Agreement states that the Adviser may execute purchase and sale orders with itself or affiliates provided that any commission paid by the Portfolio is fair and reasonable compared to commissions paid to brokers with similar capabilities as the Adviser or its affiliate for transactions involving similar securities. Any portfolio transaction executed through the Adviser or an affiliate, however, must be made pursuant to policies adopted by the Board and must comply with applicable law. Under the Advisory Agreement, the Adviser is responsible for voting all proxies in relation to the securities held in the Portfolio.

The Advisory Agreement also provides that the Adviser may engage in any other business and provide any type of service, including investment advisory services, to any other person.

A description of the investment advisory fees paid by the Portfolio to the Adviser appears below under the caption “Diversified Advisory Fees.”

Investors should refer to Exhibit A attached hereto for the complete terms of the Advisory Agreement for the Portfolio. The description of the Advisory Agreement set forth herein is qualified in its entirety by the provisions of the Advisory Agreement as set forth in Exhibit A.

Comparison of the Subadvisory Agreements

The Original Subadvisory Agreement and the New Subadvisory Agreement are substantially identical, except that they have different effective and termination dates and different BlackRock-affiliated subadvisers. All other provisions of the New Subadvisory Agreement are identical to those contained in the Original Subadvisory Agreement.

Investors should refer to Exhibit B attached hereto for the complete terms of the New Subadvisory Agreement with BlackRock Financial Management. The description of the New Subadvisory Agreement set forth herein is qualified in its entirety by provisions of the New Subadvisory Agreement as set forth in Exhibit B.

Diversified Advisory Fees

Under the Advisory Agreement, the Portfolio pays the Adviser an advisory fee at the annual rate of 0.35% of the Portfolio’s average daily net assets. The net assets are equal to the market value of the Portfolio. Fees are accrued daily and paid by the Portfolio monthly.

The fees payable to the Adviser for services provided pursuant to the Advisory Agreement for the period from January 1, 2005 to December 31, 2005 were $6,471,281. An affiliate of the Adviser, Diversified Investors Securities Corp., provides placement agency services to the Portfolio. Diversified Investors Securities Corp. receives no compensation for these services.

As of September 30, 2006, the Portfolio had net assets of $2,065,582,313.

BlackRock Financial Management Subadvisory Fee

Under the New Subadvisory Agreement, the Adviser (not the Portfolio) pays BlackRock Financial Management for its services on the basis of the following annual fee schedule:

BlackRock Financial Management Fee Schedule

0.12% of the first $1 billion of net assets of the Portfolio allocated to BlackRock Financial Management; and

0.05% of net assets of the Portfolio allocated to BlackRock Financial Management in excess of $1 billion.

For purposes of calculating the subadvisory fee, the net assets of the Portfolio are valued at their market value. Fees are calculated by multiplying the arithmetic average of the beginning and ending monthly net assets in the Portfolio by the fee schedule and dividing by twelve. The fees are paid quarterly.

The New Subadvisory Agreement provides that, if at any time during the term of the Agreement, BlackRock Financial Management offers another United States-registered mutual fund client for which BlackRock Financial Management serves as subadviser (other than a client that is an affiliated person of BlackRock Financial Management) with assets equal to the assets of the Portfolio a lower fee than the fee described above for the management of a similarly structured fund which receives substantially similar services and is primarily designed for 401(a), 403(b) and 457 retirement plans, then the Adviser will also be charged the lower fee from the first day that such lower fee is in effect for BlackRock Financial Management’s other client.

The New Subadvisory Agreement’s annual fee schedule is the same as the schedule contained in the Original Subadvisory Agreement.

Information Regarding BlackRock Financial Management

BlackRock Financial Management, a Delaware corporation, is a wholly-owned indirect subsidiary of BlackRock, one of the largest publicly traded investment management firms in the United States. Together with its affiliates, BlackRock advises fixed-income, equity and liquidity accounts for investors in the United States and abroad. BlackRock and MLIM merged on September 29, 2006. The merger transformed BlackRock into a truly global firm by significantly expanding product lines and distribution channels and by enhancing its ability to provide investment solutions for clients. With no majority shareholder and an independent-majority Board of Directors, BlackRock operates as an independent firm. Merrill Lynch holds a 49.3% interest in BlackRock, which will grow to 49.8%, and The PNC Financial Services Group holds a 34% stake. The remaining 17% is held by employees and the public. The principal offices of BlackRock Financial Management are located at 40 East 52nd Street, New York, NY 10022.

Management and Governance.  Listed below are the names, positions and principal occupations of the principal executive officers and directors of BlackRock Financial Management as of September 30, 2006. The principal address of each individual as it relates to his duties at BlackRock Financial Management is the same as that of BlackRock Financial Management.

Name	Position(s) with BlackRock Financial Management and Principal Occupation if Different from Position(s) with BlackRock Financial Management
Steven Buller

Chief Financial Officer; Managing Director. Mr. Buller is also Chief Financial Officer and Managing Director of each of BlackRock, BlackRock Advisors, LLC, BlackRock Advisors Holdings, Inc., BlackRock Capital Management, Inc., BlackRock Funding, Inc., BlackRock Funding International, Ltd., BlackRock Institutional Management Corporation, BlackRock International Holdings, Inc., BlackRock International, Ltd., BlackRock Investment Management, LLC, BlackRock Portfolio Holdings, Inc., BlackRock Portfolio Investments, LLC, BlackRock US Newco, Inc., State Street Management and Research Company and SSRM Holdings, Inc. and Director of BlackRock Finco UK, Ltd.

Robert P. Connolly

General Counsel; Managing Director; Secretary. Mr. Connolly is also General Counsel, Managing Director and Secretary of each of BlackRock, BlackRock Advisors, LLC, BlackRock Advisors Holdings, Inc., BlackRock Capital Management, Inc., BlackRock Funding, Inc., BlackRock Funding International, Ltd., BlackRock Institutional Management Corporation, BlackRock International Holdings, Inc., BlackRock International, Ltd., BlackRock Investments, Inc., BlackRock Investment Management, LLC, BlackRock Portfolio Holdings, Inc., BlackRock Portfolio Investments, LLC, BlackRock US Newco, Inc., State Street Management and Research Company and SSRM Holdings, Inc.

Laurence D. Fink

Chairman; Chief Executive Officer; Director. Mr. Fink is also Chairman, Chief Executive Officer and Director of each of BlackRock, BlackRock Advisors Holdings, Inc., BlackRock Funding International, Ltd., BlackRock Investments, Inc., State Street Management and Research Company and SSRM Holdings, Inc., Chairman and Chief Executive Office of each of BlackRock Advisors, LLC, BlackRock Capital Management, Inc., BlackRock Funding, Inc., BlackRock Institutional Management Corporation, BlackRock International Holdings, Inc., BlackRock Investment Management, LLC and BlackRock US Newco, Inc., Chief Executive Officer and Director of BlackRock International, Ltd., Chief Executive Officer of each of BlackRock Portfolio Holdings, Inc. and BlackRock Portfolio Investments, LLC, Director of State Street Research Investment Services, Inc. and Trustee of BlackRock Funds.

Robert S. Kapito

Vice Chairman; Director. Mr. Kapito is also Vice Chairman and Director of each of BlackRock, BlackRock Advisors Holdings, Inc., BlackRock Capital Management, Inc., BlackRock Funding, Inc., BlackRock Funding International, Ltd., BlackRock Institutional Management Corporation, BlackRock International Holdings, Inc., BlackRock International, Ltd., BlackRock Portfolio Holdings, Inc., State Street Management and Research Company and SSRM Holdings, Inc., President and Trustee of BlackRock Closed-End Funds, Vice Chairman of each of BlackRock Advisors, LLC, BlackRock Investment Management, LLC, BlackRock Portfolio Investments, LLC and BlackRock US Newco, Inc. and Director of each of BlackRock Investments, Inc., BlackRock Realty Advisors, Inc. and State Street Research Investment Services, Inc.

Ralph L. Schlosstein

President; Director. Mr. Schlosstein is also President and Director of each of BlackRock, BlackRock Advisors, LLC, BlackRock Advisors Holdings, Inc., BlackRock Capital Management, Inc., BlackRock Funding, Inc., BlackRock Funding International, Ltd., BlackRock Institutional Management Corporation, BlackRock International Holdings, Inc., BlackRock International, Ltd., BlackRock Portfolio Holdings, Inc., State Street Management and Research Company and SSRM Holdings, Inc., Chairman and Trustee of BlackRock Closed-End Funds, Chairman and Director of BlackRock Realty Advisors, Inc., Chairman and President of BlackRock Liquidity Funds, President of each of BlackRock Investment Management, LLC, BlackRock Portfolio Investments, LLC, BlackRock US Newco, Inc. and Director of each of Anthracite Capital, Inc., BlackRock Investments, Inc. and State Street Research Investment Services, Inc.

Charles Hallac

Vice Chairman. Mr. Hallac is also Vice Chairman of each of BlackRock, BlackRock Advisors, LLC, BlackRock Advisors Holdings, Inc., BlackRock Capital Management, Inc., BlackRock Funding, Inc., BlackRock Funding International, Ltd., BlackRock Institutional Management Corporation, BlackRock International Holdings, Inc., BlackRock International, Ltd., BlackRock Investment Management, LLC, BlackRock Portfolio Holdings, Inc., BlackRock Portfolio Investments, LLC, BlackRock US Newco, Inc., State Street Management and Research Company and SSRM Holdings, Inc. and Director of BlackRock Co., Ltd.

Barbara Novick

Vice Chairman. Ms. Novick is also Vice Chairman of of each of BlackRock, BlackRock Advisors, LLC, BlackRock Advisors Holdings, Inc., BlackRock Capital Management, Inc., BlackRock Funding, Inc., BlackRock Funding International, Ltd., BlackRock Institutional Management Corporation, BlackRock International Holdings, Inc., BlackRock International, Ltd., BlackRock Investments, Inc., BlackRock Investment Management, LLC, BlackRock Portfolio Holdings, Inc., BlackRock Portfolio Investments, LLC, BlackRock US Newco, Inc., State Street Management and Research Company and SSRM Holdings, Inc.

Keith Anderson

Vice Chairman. Mr. Anderson is also Vice Chairman of of each of BlackRock, BlackRock Advisors, LLC, BlackRock Advisors Holdings, Inc., BlackRock Capital Management, Inc., BlackRock Funding, Inc., BlackRock Funding International, Ltd., BlackRock Institutional Management Corporation, BlackRock International Holdings, Inc., BlackRock International, Ltd., BlackRock Investment Management, LLC, BlackRock Portfolio Holdings, Inc., BlackRock Portfolio Investments, LLC, BlackRock US Newco, Inc., State Street Management and Research Company and SSRM Holdings, Inc.

Susan Wagner

Vice Chairman; Chief Operating Officer. Ms. Wagner is also Vice Chairman and Chief Operating Officer of of each of BlackRock, BlackRock Advisors, LLC, BlackRock Advisors Holdings, Inc., BlackRock Capital Management, Inc., BlackRock Funding, Inc., BlackRock Funding International, Ltd., BlackRock Institutional Management Corporation, BlackRock International Holdings, Inc., BlackRock International, Ltd., BlackRock Investments, Inc., BlackRock Investment Management, LLC, BlackRock Portfolio Holdings, Inc., BlackRock Portfolio Investments, LLC, BlackRock US Newco, Inc., State Street Management and Research Company and SSRM Holdings, Inc. and Director of BlackRock Funco UK, Ltd.

Robert Doll

Vice Chairman. Mr. Doll is also Vice Chairman of of each of BlackRock, BlackRock Advisors, LLC, BlackRock Advisors Holdings, Inc., BlackRock Capital Management, Inc., BlackRock Funding, Inc., BlackRock Funding International, Ltd., BlackRock Institutional Management Corporation, BlackRock International Holdings, Inc., BlackRock International, Ltd., BlackRock Investment Management, LLC, BlackRock Portfolio Holdings, Inc., BlackRock Portfolio Investments, LLC and BlackRock US Newco, Inc. and Chairman and President of BlackRock Funds (formerly, Merrill Lynch Funds).

Robert Fairbairn

Vice Chairman. Mr. Fairbairn is also Vice Chairman of of each of BlackRock, BlackRock Advisors, LLC, BlackRock Advisors Holdings, Inc., BlackRock Capital Management, Inc., BlackRock Funding, Inc., BlackRock Funding International, Ltd., BlackRock Institutional Management Corporation, BlackRock International Holdings, Inc., BlackRock Investment Management, LLC, BlackRock Portfolio Holdings, Inc., BlackRock Portfolio Investments, LLC and BlackRock US Newco, Inc., Chief Executive Officer, Chairman and Director of BlackRock Asset Management U.K. Limited, Chairman and Director of BlackRock Investment Management International Limited and Director of BlackRock Investment Management (Australia) Limited.

No officer or Trustee of the Portfolio currently is a director, officer or employee of BlackRock Financial Management. No officer or Trustee of the Portfolio, through the ownership of securities or otherwise, has any material direct or indirect interest in BlackRock Financial Management or any other person controlling, controlled by or under common control with BlackRock Financial Management. Since December 31, 2005, none of the Trustees of the Portfolio has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which BlackRock Financial Management or any of its affiliates was or is to be a party.

Management Activities. As of September 30, 2006, BlackRock Financial Management had approximately $1.075 trillion of assets under management.

BlackRock Financial Management acts as subadviser for the following registered investment companies with investment objectives similar to the Portfolio.

Fund	Total Net Assets (as of September 1, 2006)	Management Fee	Waivers or Reductions of Management Fee
Core PLUS Bond Client A	$63,514,264.08	0.250% on first $300 million; 0.150% on next $200 million; 0.100 % over $500 million	None
BlackRock Total Return Fund	$369,983,510.84	0.40%	0.25% in advisory fee waivers; since February 2006, 0.005% in class level reimbursements.

Evaluation by the Board

At a meeting held on August 22, 2006, the Board approved the New Subadvisory Agreement following presentation by the Adviser and representatives of BlackRock Financial Management. Discussed below are some of the material factors considered by the Board.

The Board considered information with respect to BlackRock Financial Management, the rationale, structure and results of the Transaction and whether the New Subadvisory Agreement was in the best interests of the Portfolio and its holders of beneficial interests. The Board noted that the combination of BlackRock and MLIM would achieve scale in multiple products and markets, and result in a combined company with assets of approximately $1 trillion. The Board considered BlackRock’s investment philosophy of emphasizing relative value, with value added primarily through sector and sub-sector rotation and security selection and portfolio duration controlled within a narrow band. The Board also considered the competitive performance of BlackRock against its benchmark and noted that the Transaction would result in the incorporation of each side’s strengths.

The Board considered that the Portfolio’s portfolio management team did not change as a result of the Transaction. The Board also noted that, other than the effective and termination dates and BlackRock-affiliated subadviser, the New Subadvisory Agreement was identical to the Original Subadvisory Agreement, which the Board had recently approved. In their deliberations, the Board also considered information that had been received by the Board in connection with the Board’s most recent approval of the Old Subadvisory Agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Subadvisory Agreement.

Based upon its review and the representations made to it, the Board, including all of the Independent Trustees, concluded that (a) the terms of the New Subadvisory Agreement are reasonable, fair and in the best interests of the Portfolio and its holders of beneficial interests, and (b) the fee provided in the New Subadvisory Agreement is fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board, including all of the Independent Trustees, approved the New Subadvisory Agreement with BlackRock Financial Management.

No single factor reviewed by the Board was identified as the principal factor in determining whether to approve the New Subadvisory Agreement, and each Board Member attributed different weight to the various factors. The members of the Board who are not “interested persons” of the Portfolio or the Adviser as defined in the 1940 Act discussed the proposed approval of the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Adviser or BlackRock were present.

ADDITIONAL INFORMATION

The Portfolio’s placement agent is Diversified Investors Securities Corp., Four Manhattanville Road, Purchase, New York 10577. The Portfolio’s Administrator and Transfer Agent is Diversified Investment Advisors, Inc., Four Manhattanville Road, Purchase, New York 10577.

As of December 31, 2005, the Trustees and officers of the Portfolio, individually and as a group, owned beneficially or had the right to vote less than 1% of the outstanding shares of the Portfolio.

As of September 30, 2006 the following persons owned of record or had the right to vote 5% or more of the outstanding interests in the Portfolio:

Name of Investor	Amount and Nature of Beneficial Ownership	Percentage of Beneficial Ownership
Diversified Investors Core Bond Fund, a series of The Diversified Investors Funds Group	$783,536,577.16 (Direct)	37.94%

Diversified Institutional Core Bond Fund, a series of The Diversified Investors Funds Group II	$523,344,583.56 (Direct)	25.34%
Diversified Investment Advisors Collective Trust	$590,992,420.04 (Direct)	28.62%
Transamerica Financial Life Insurance Company	$167,153,355.53 (Direct)	8.09%

The address of each of the investors listed above is Four Manhattanville Road, Purchase, New York 10577.

The Trust is a New York trust and as such is not required to hold annual meetings of investors, although special meetings may be called for the Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving an advisory contract. Investor proposals to be presented at any subsequent meeting of investors must be received by the Trust at the Trust’s office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,

/s/ Robert F. Colby

Robert F. Colby

Secretary

December 13, 2006

Exhibit A

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of January 3, 1994 by and between the Core Bond Portfolio, a series of Diversified Investors Portfolios (herein called the “Portfolio”), and Diversified Investment Advisors, Inc. a Delaware corporation (herein called “Diversified”).

WHEREAS, the Portfolio is registered as a diversified, open-end, management investment company under the Investment Company Act of 1940 (the “1940 Act”); and

WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940; and

WHEREAS, the Portfolio desires to retain Diversified to render investment advisory services, and Diversified is willing to so render such services on the terms hereinafter set forth.

NOW, THEREFORE, this Agreement

WITNESSETH:

In consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.            The Portfolio hereby appoints Diversified to act as investment advisor to the Portfolio for the period and on the terms set forth in this Agreement. Diversified accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.      (a) Diversified shall, at its expense, (i) employ sub-advisors or associate with itself such entities as it believes appropriate to assist it in performing its obligations under this Agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement.

(b) The Portfolio shall be responsible for all of its expenses and liabilities, including, but not limited to: compensation and out-of-pocket expenses of Trustees not affiliated with any subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

3.      (a) Subject to the general supervision of the Board of Trustees of the Portfolio, Diversified shall formulate and provide an appropriate investment program on a continuous basis in connection with the management of the Portfolio, including research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character.

Diversified will determine the securities to be purchased, sold, lent, exchanged or otherwise disposed of or acquired by the Portfolio in accordance with predetermined guidelines as set forth from time to time in the Portfolio’s then-current prospectus and Statement of Additional Information (“SAI”) and will place orders pursuant to its determinations either directly with the issuer or with any broker or dealer who deals in such securities. In placing orders with brokers and dealers, Diversified will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, Diversified may, to the extent permitted by law, purchase and sell Portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Portfolio and/or other accounts over which Diversified or any of its affiliates exercises investment discretion.

Subject to the review of the Portfolio’s Board of Trustees from time to time with respect to the extent and continuation of the policy, Diversified is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Diversified determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of Diversified with respect to the accounts as to which it exercises investment discretion.

In placing orders with brokers and/or dealers, Diversified intends to seek best price and execution for purchases and sales and may effect transactions through itself and its affiliates on a securities exchange provided that the commissions paid by the Portfolio are “reasonable and fair” compared to commissions received by other broker-dealers having comparable execution capability in connection with comparable transactions involving similar securities and provided that the transactions in connection with which such commissions are paid are effected pursuant to procedures established by the Board of the Trustees of the Portfolio. All transactions are effected pursuant to written authorizations from the Portfolio conforming to the requirements of Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder. Pursuant to such authorizations, an affiliated broker-dealer may transmit, clear and settle transactions for the Portfolio that are executed on a securities exchange provided that it arranges for unaffiliated brokers to execute such transactions.

Diversified shall determine from time to time the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio’s securities shall be exercised, provided, however, that should the Board of Trustees at any time make any definite determination as to investment policy and notify Diversified thereof in writing, Diversified shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. Diversified will determine what portion of securities owned by the Portfolio shall be invested in securities described by the policies of the Portfolio and what portion, if any, should be held uninvested. Diversified will determine whether and to what extent to employ various investment techniques available to the Portfolio. In effecting transactions with respect to securities or other property for the account of the Portfolio, Diversified may deal with itself and its affiliates, with the Trustees of the Portfolio or with other entities to the extent such actions are permitted by the 1940 Act.

(b) Diversified also shall provide to the Portfolio administrative assistance in connection with the operation of the Portfolio, which shall include compliance with all reasonable requests of the Portfolio for information, including information required in connection with the Portfolio filings with the Securities and Exchange Commission and state securities commissions.

(c) As a manager of the assets of the Portfolio, Diversified shall make investments for the account of the Portfolio in accordance with Diversified’s best judgment and within the Portfolio’s investment objectives, guidelines, and restrictions, the 1940 Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies subject to policy decisions adopted by the Board of Trustees.

(d) Diversified shall furnish to the Board of Trustees periodic reports on the investment performance of the Portfolio and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Portfolio’s officers or Board of Trustees shall reasonably request.

(e) On occasions when Diversified deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, Diversified, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. Diversified may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Diversified in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other customers.

(f) Diversified shall also provide the Portfolio with the following services as may be required:

(i)   providing office space, equipment and clerical personnel necessary for maintaining the organization of the Portfolio and for performing administrative and management functions;

(ii)   supervising the overall administration of the Portfolio, including negotiation of contracts and fees with and the monitoring of performance and billings of the Portfolio’s transfer agent, custodian and other independent contractors or agents;

(iii)   preparing and, if applicable, filing all documents required for compliance by the Portfolio with applicable laws and regulations, including registration statements, registration fee filings, semi-annual and annual reports to investors, proxy statements and tax returns;

(iv)   preparation of agendas and supporting documents for and minutes of meeting of Trustees, committees of Trustees and investors; and

(v)   maintaining books and records of the Portfolio.

4.            Diversified shall give the Portfolio the benefit of Diversified’s best judgment and efforts in rendering services under this Agreement. As an inducement to Diversified’s undertaking to render these services, the Portfolio agrees that Diversified shall not be liable under this Agreement for any mistake in judgment or in any other event whatsoever provided that nothing in this Agreement shall be deemed to protect or purport to protect Diversified against any liability to the Portfolio or its investors to which Diversified would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties under this Agreement or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder.

5.            In consideration of the services to be rendered by Diversified under this Agreement, the Portfolio shall pay Diversified a fee accrued daily and paid monthly at an annual rate equal to 0.35% of the Portfolio’s average daily net assets. If the fees payable to Diversified pursuant to this paragraph 5 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of the Portfolio shall be computed in the manner specified in its Regulation Statement on Form N-1A for the computation of net asset value. For purposes of this Agreement, a “business day” is any day the New York Stock Exchange is open for trading.

In compliance with the requirements of Rule 31a-3 under the 1940 Act, Diversified hereby agrees that all records which it maintains for the Portfolio are property of the Portfolio and further agrees to surrender promptly to the Portfolio any such records upon the Portfolio’s request. Diversified further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by Rule 31a-1 under the 1940 Act.

6.            This Agreement shall be effective as to the Portfolio as of the date the Portfolio commences investment operations after this Agreement shall have been approved by the Board of Trustees of the Portfolio and the investor(s) in the Portfolio in the manner contemplated by Section 15 of the 1940 Act and, unless sooner terminated as provided herein, shall continue until the second anniversary of the date hereof. Thereafter, if not terminated, this Agreement shall continue in effect as to the Portfolio for successive periods of 12 months each, provided such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; and either (a) by the vote of a majority of the full Board of Trustees or (b) by vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that this Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days’ written notice to Diversified, or by Diversified as to the Portfolio at any time, without payment of any penalty, on 90 days’ written notice to the Portfolio. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested person” and “assignment” shall have the same meanings as such terms have in the 1940 Act and the rule and regulatory constructions thereunder).

7.            Except to the extent necessary to perform Diversified’s obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of Diversified, or any affiliate of Diversified, or any employee of Diversified, to engage in any other business or devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

8.            The investment management services of Diversified to the Portfolio under this Agreement are not to be deemed exclusive as to Diversified and Diversified will be free to render similar services to others.

Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought and no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.

This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors, to the extent permitted by law.

9.            This Agreement shall be construed in accordance with the laws of the State of New York provided that nothing herein shall be construed in a manner inconsistent with the requirements of 1940 Act.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.

Attest:	Diversified Investors Portfolios

/s/ John F. Hughes

John F. Hughes

By: /s/ Tom Schlossberg
Tom Schlossberg
Chairman and President

Attest:	Diversified Investment Advisors, Inc.

/s/ Catherine A. Mohr

Catherine A. Mohr
By: /s/ Gerald L. Katz
Gerald L. Katz
Vice President and Chief Financial Officer

Exhibit B

INVESTMENT SUBADVISORY AGREEMENT

INVESTMENT SUBADVISORY AGREEMENT, dated as of September 29, 2006 by and between Diversified Investment Advisors, Inc., a Delaware corporation (“Diversified”) and BlackRock Financial Management, Inc., a Delaware corporation (“Subadvisor”).

WITNESSETH:

WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940 and has been retained to provide investment advisory services to the Core Bond Portfolio (“Portfolio”), a series of Diversified Investors Portfolios, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”);

WHEREAS, BlackRock Advisors, Inc., an affiliate of the Subadvisor, currently serves as sub-adviser to the Portfolio pursuant to an Investment Subadvisory Agreement dated as of December 3, 2001 between BlackRock Advisors, Inc. and Diversified;

WHEREAS, Diversified desires to retain the Subadvisor to furnish it with portfolio investment advisory services in connection with Diversified’s investment advisory activities on behalf of the Portfolio, and the Subadvisor is willing to furnish such services to Diversified;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

1.           Duties of the Subadvisor. In accordance with and subject to the Investment Advisory Agreement between the Portfolio and Diversified, attached hereto as Schedule A (the “Advisory Agreement”), Diversified hereby appoints the Subadvisor to perform the portfolio investment advisory services described herein for the investment and reinvestment of the Portfolio’s assets (“Assets”), subject to the control and direction of Diversified and the Diversified Investors Portfolios’ Board of Trustees, for the period and on the terms hereinafter set forth.

The Subadvisor shall provide Diversified with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of the Portfolio’s assets. The Subadvisor shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held uninvested, subject always to the provisions of the 1940 Act and to the Portfolio’s then-current Registration Statement on Form N-1A.

In particular, the Subadvisor shall, without limiting the foregoing: (i) continuously review, supervise and implement the investment program of the Portfolio; (ii) monitor regularly the relevant securities for the Portfolio to determine if adjustments are warranted and, if so, to make such adjustments; (iii) determine, in the Subadvisor’s discretion, the securities to be purchased or sold or exchanged in order to keep the Portfolio in balance with its designated investment strategy; (iv) determine, in the Subadvisor’s discretion, whether to exercise warrants or other rights with respect to the Portfolio’s securities; (v) determine, in the Subadvisor’s discretion, whether the merit of an investment has been substantially impaired by extraordinary events or financial conditions, thereby warranting the removal of such securities from the Portfolio; (vi) as promptly as practicable after the end of each calendar month, furnish a report showing: (a) all transactions during such month, (b) all assets of the Portfolio on the last day of such month, rates of return, and (c) such other information relating to the Portfolio as Diversified may reasonably request; (vii) meet at least four times per year with Diversified and with such other persons as may be designated on reasonable notice and at reasonable locations, at the request of Diversified, to discuss general economic conditions, performance, investment strategy, and other matters relating to the Portfolio; (viii) provide the Portfolio with records concerning the Subadvisor’s activities which the Portfolio is required by law to maintain; and (ix) render regular reports to the Portfolio’s officers and Directors concerning the Subadvisor’s discharge of the foregoing responsibilities.

The Subadvisor shall also make recommendations to Diversified as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the securities comprising the Assets shall be exercised, and Subadvisor shall be responsible for effecting such recommendations.

Should the Board of Trustees at any time establish an investment policy with respect to the Portfolio and notify the Subadvisor thereof in writing, the Subadvisor shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such policy has been revoked.

The Subadvisor shall take, on behalf of the Portfolio, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of Portfolio securities for the Portfolio’s account with brokers or dealers selected by it, and to that end the Subadvisor is authorized as the agent of the Portfolio to give instructions to the custodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. Subject to the primary objective of obtaining the best available prices and execution, the Subadvisor may place orders for the purchase and sale of portfolio securities with such broker/dealers who provide research and brokerage services to the Portfolio within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to the Subadvisor, or to any other fund or account for which the Subadvisor provides investment advisory services and may place such orders with broker/dealers who sell shares of the Portfolio or who sell shares of any other fund for which the Subadvisor provides investment advisory services. Broker/dealers who sell shares of the funds of which BlackRock Advisors, Inc. is investment advisor shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

Notwithstanding the provisions of the previous paragraph and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Portfolio, the Subadvisor may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Subadvisor has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Subadvisor’s overall responsibilities with respect to the Portfolio and to other funds and clients for which the Subadvisor exercises investment discretion.

2.           Allocation of Charges and Expenses. The Subadvisor shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. It is understood that the Portfolio will pay all of its own expenses and liabilities including, without limitation, compensation and out-of-pocket expenses of Trustees not affiliated with the Subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

3.           Compensation of the Subadvisor. For the services to be rendered, Diversified shall pay to the Subadvisor an investment advisory fee computed in accordance with the terms of Schedule B herewith attached. If the Subadvisor serves for less than the whole of any period specified, its compensation shall be prorated.

4.           Covenants and Representations of the Subadvisor. The Subadvisor agrees that it will not deal with itself, or with the Trustees of the Portfolio or with Diversified, or the Portfolio’s principal underwriter or distributor as principals in making purchases or sales of securities or other property for the account of the Portfolio, except as permitted by the 1940 Act, and will comply with all other provisions of the Declaration of Trust and any current Registration Statement on Form N-1A of the Portfolio relative to the Subadvisor, Advisor and its Trustees and officers.

5.           Limits on Duties. The Subadvisor shall be responsible only for managing the Assets in good faith and in accordance with the investment objectives, fundamental policies and restrictions, and shall have no responsibility whatsoever for, and shall incur no liability on account of (i) diversification, selection or establishment of such investment objectives, fundamental policies and restrictions (ii) advice on, or management of, any other assets for Diversified or the Portfolio, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund, (iv) registration of the Portfolio with any government or agency, or (v) administration of the plans and trusts investing through the Portfolio, or (vi) overall Portfolio compliance with the requirements of the 1940 Act, which requirements are outside of the Subadvisor’s control, and Subchapter M of the Internal Revenue Code of 1986, as amended. Diversified agrees that requirements imposed by the 1940 Act, Subchapter M, or any other applicable laws, that are outside Subadvisor’s control include compliance with any percentage limitations applicable to the Portfolio’s assets that would require knowledge of the Portfolio’s holdings other than the Assets subject to this Agreement. Subadvisor shall be indemnified and held harmless by Diversified for any loss in carrying out the terms and provisions of this Agreement, including reasonable attorney’s fees, indemnification to the Portfolio, or any shareholder thereof and, brokers and commission merchants, fines, taxes, penalties and interest. Diversified agrees that the Subadvisor shall not be liable under this Agreement for any mistake in judgment provided that nothing in this Agreement shall be deemed to protect or purport to protect the Subadvisor against any liability to Diversified to which Subadvisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of Subadvisor’s duties under this Agreement or by reason of Subadvisor’s reckless disregard of its obligations and duties hereunder, and provided, further, that in such cases, the indemnification by Diversified, referred to above, shall be inapplicable.

The Subadvisor may apply to Diversified at any time for instructions and may consult counsel for Diversified or its own counsel with respect to any matter arising in connection with the duties of the Subadvisor. Also, the Subadvisor shall be protected in acting upon advice of Diversified and/or Diversified’s counsel and upon any document which Subadvisor reasonably believes to be genuine and to have been signed by the proper person or persons.

6.           Exclusivity.      Subadvisor represents to Diversified that during the term of this Agreement, Subadvisor will consider not managing through any open-end investment company or insurance company separate account registered under the 1940 Act, any core bond fund that (i) utilizes investment strategies identical to those employed by Subadvisor for Diversified under this Agreement, (ii) has identical investment objectives and guidelines to the Portfolio being managed in accordance with this Agreement and (iii) is identical in size, structure and focus to the Portfolio, if, to the knowledge of Subadvisor, such investment vehicles are designed primarily for retirement plans described in Schedule C attached hereto.

Notwithstanding the preceding paragraph above, Subadvisor is not and will not be precluded from providing such management services on behalf of any mutual fund that is currently or in the future advised, underwritten, sponsored or otherwise organized by any entity that (i) is an affiliated person of Subadvisor within the meaning of section 2(a)(3) of the 1940 Act or (ii) Subadvisor has a pre-existing relationship with prior to December 3, 2001.

7.           Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written and shall govern the relations between the parties hereto thereafter, and, unless terminated earlier as provided below, shall remain in force for two years, on which date it will terminate unless its continuance thereafter is specifically approved at least annually (a) by the vote of a majority of the Trustees of the Portfolio who are not “interested persons” with respect to this Agreement or of the Subadvisor or Diversified at an in person meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio.

This Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by the vote of a majority of the outstanding voting securities of the Portfolio, or by Diversified. The Subadvisor may terminate the Agreement only upon giving 90 days’ advance written notice to Diversified. This Agreement shall automatically terminate in the event of its assignment.

Except for those instances in which the 1940 Act allows amendment without shareholder approval, this Agreement may be amended only if such amendment is approved by the vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Board of Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

The terms “specifically approved at least annually”, “vote of a majority of the outstanding voting securities”, “assignment”, “affiliated person”, and “interested persons”, when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

8.           Certain Records. Any records to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 adopted under the 1940 Act which are prepared or maintained by the Subadvisor on behalf of the Portfolio are the property of the Portfolio and will be surrendered promptly to the Portfolio on request.

9.           Survival of Compensation Rates. All rights to compensation under this Agreement shall survive the termination of this Agreement.

10.         Entire Agreement. This Agreement states the entire agreement of the parties with respect to investment advisory services to be provided to the Portfolio by the Subadvisor and may not be amended except in a writing signed by the parties hereto and approved in accordance with Section 7 hereof.

11.         Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

12.         Change of Management and Pending Litigation. Subadvisor represents to Diversified that it will disclose to Diversified promptly after it has knowledge of any change or variation in its management structure or personnel or any significant change or variation in its management style or investment philosophy. In addition, Subadvisor represents to Diversified that it will similarly disclose to Diversified, promptly after it has knowledge, the existence of any pending legal action being brought against it whether in the form of a lawsuit or a non-routine investigation by any federal or state governmental agency.

Diversified represents to Subadvisor that any information received by Diversified pursuant to this section will be kept strictly confidential and will not be disclosed to any third party.

13.         Use of Name. Subadvisor hereby agrees that Diversified may use the Subadvisor’s name in its marketing or advertising materials. Diversified agrees to allow the Subadvisor to examine and approve any such materials prior to use.

IN WITNESS WHEREOF, the parties thereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

Diversified Investment Advisors, Inc.

By: /s/ Robert F. Colby
Robert F. Colby
Vice President and Senior Counsel

BlackRock Financial Management, Inc.

By: /s/ Anne Ackerley
Anne Ackerley

SCHEDULE A

Please see Exhibit A to this Information Statement.

SCHEDULE B

The Subadvisor shall be compensated for its services under this Agreement on the basis of the below-described annual fee schedule. For purposes of applying this decremental fee schedule, any other assets managed by BlackRock for Diversified will be combined with the assets of this Portfolio to determine the applicable basis points charge, e.g., if BlackRock manages $700M for this Portfolio and $400M for one or more additional Diversified funds (Portfolios or other Diversified funds) then the applicable marginal charge for this Portfolio would be .0050 of net assets in excess of $1B for this example. The fee schedule shall only be amended by agreement between the parties.

Fee Schedule

.0012 of the first $1B of net assets

.0005 of net assets in excess of $1B

Net assets are equal to the market value of the Portfolio. Fees will be calculated by multiplying the arithmetic average of the beginning and ending monthly net assets by the fee schedule and dividing by twelve. The fee will be paid quarterly.

BlackRock Financial Management, Inc. agrees that if at any time during the term of this Subadvisory Agreement, BlackRock offers another of its U.S.-registered mutual fund clients for which BlackRock serves as subadvisor (other than a client that is an affiliated person of BlackRock) with assets equal to the Portfolio a lower fee than that set forth in this Schedule B for the management of a fund structured in a substantially similar way to that of the Core Bond Portfolio or Core Bond Fund that receives substantially similar services and which fund is primarily designed for retirement plans described in Schedule C attached hereto, then Diversified will also be charged the lower rate. Diversified will benefit from the lower rate from the first day that it is in effect for BlackRock’s other client.

SCHEDULE C

Target market for 401(a), 403(b) and 457 plans is those plans with assets between $1 and $250 million.